
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Investor Presentation 2Q-2022

Gregg Sengstack, Chairperson and CEO

Jeff Taylor, VP – Chief Financial Officer

Franklin Electric

April 2022

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2021, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric



Investment Highlights[1]

Leading market position in groundwater pumping systems

Track record of consistent organic growth across segments

Advantageous global footprint to extend leadership and capture revenue in developing markets

Proven cash flow generation with FCF growth CAGR of 32% since 2017 (5 yr. CAGR)

Strong balance sheet with net debt-to-EBITDA ~0.6x and opportunity for investment

History of returning capital to shareholders; Dividends paid CAGR of 12% since 1993

Corporate strategy aligned with ESG principles; focus on increasing transparency

1) At 12/31/21

Franklin Electric Segment Overview (Revenue FY 2021)



WATER SYSTEMS	DISTRIBUTION	FUELING SYSTEMS
$963.6M (55%)	$497.6M (28%)	$289.1M (17%)


GROUNDWATER
55%


WATER TREATMENT
11%


GREYWATER
7%


LARGE DEWATERING
8%


CONDENSATE AND OTHER INDUSTRIAL
19%


WATER WELL


WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
TREATMENT


FUELING SYSTEMS

Franklin Electric



Performance by Segment[1]

WATER SYSTEMS

NET SALES GROWTH

Q1 2022 YoY
$272.6M up 38%
(27% organic growth)

FY 2021 YoY
$963.6M up 31%
(19% organic growth)

MARKET OPPORTUNITY
>$6.0B

DISTRIBUTION

NET SALES GROWTH

Q1 2022 YoY
$134.9 up 41%
(26% organic growth)

FY 2021 YoY
$497.6M up 52%
(35% organic growth)

MARKET OPPORTUNITY
>$2.0B

FUELING SYSTEMS

NET SALES GROWTH

Q1 2022 YoY
$72.5M up 28%
(29% organic growth)

FY 2021 YoY
$289.1M up 18%
(17% organic growth)

MARKET OPPORTUNITY
>$0.9B

Strategic Rationale

Driving organic growth through product development and inorganic growth via product line extensions and geographic expansion across segments

[1] Market opportunity based on management estimates at 12/31/20

Franklin Electric



Global Presence & Opportunity

On a daily basis, the world uses…

~3 Trillion gallons of fresh water

~1 Billion gallons of fuel

To meet this demand, Franklin Electric **produces 20,000 pumps, motors, drives, and controls daily**

Global footprint

5,400+ employees

20 countries

6 continents


OVER 5,400 EMPLOYEES
LOCATED IN 20 COUNTRIES
GLOBAL HEADQUARTERS
MANUFACTURING FACILITIES
OFFICE/WAREHOUSE FACILITIES

Franklin Electric 2021 Sustainability Report, p. 27



Water Systems

WATER SYSTEMS

Residential, agricultural, municipal and industrial applications

Water Treatment

- High fragmentation of water treatment providers in North America driving organic and inorganic growth
- Five acquisitions since 3Q'2019
- FELE Water Treatment Platform is over $175M in Annual Sales

Headwater Distribution

- Extending our position in groundwater – four acquisitions since 2017
- Includes 2020 acquisition of Gicon Pump & Equipment– access to largest groundwater market in U.S.

Water treatment brands acquired

AQUA SYSTEMS · PURONICS · Hellenbrand · Waterite · First 1 Sales · AVID · STERLING WATER TREATMENT · B&R Industries, Inc.

Headwater Distribution


HEADWATER COMPANIES
BRANCH LOCATIONS



Franklin Electric

Fueling Systems

FUELING SYSTEMS	Advantageous Position in Transitioning Market

Leader in fuel pumping, containment, and monitoring and control systems

Fuel Systems

- Advances in petroleum piping and containment systems, electronic leak detection and overfill protection enable providers to safely keep up with the world's liquid fuel needs
- Continued rise of global vehicle use leading to more investment in fueling stations and increased demand for supportive infrastructure across both ICEs and EVs

Grid Solutions

- Intelligent electronic devices designed for online monitoring for the power utility, hydroelectric, and telecommunication and data center infrastructure



Global share of total annual passenger vehicle sales by drivetrain
%
100%
80%
60%
40%
20%
0%
2015
2020
2025
2030
2035
2040
Electric
Internal combustion
Fuel cell

**BloombergNEF EV Outlook 2020*









Corporate Stewardship

Our Vision
To be an indispensable partner to our customers

Our Goal
To accomplish these objectives in ways that deliver value to our customers and shareholders

Commitment to Safety
Promote a culture of continuous health and safety training
- Engagement across all levels
- Prioritize employee health and wellness
- Actively monitoring progress by Senior Management

Operational Integrity
Ensuring proper practices and ethics throughout our business and relationships
- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Franklin Electric

Continuous Improvement
Measure ESG impact & drive improvement
- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement
- Published two Sustainability Reports to date since October 2020

Board-Level Oversight
Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets
- Establish transparency around ESG measures
- Integrate ESG into Long Range Planning process

Corporate strategy aligned with ESG principles; Focus on increasing transparency

Strategic Priorities

Continue to drive organic growth

- Customer-focused innovation
- Enhance position in industrial channel
- 10 year Developing Region Growth CAGR of 8%
- Drive synergies through the entire U.S. Groundwater Pro channel

Maintain competitive advantages that lead to operational efficiencies

- Extend leadership position via quality, availability and cost
- Optimize distribution network and manufacturing footprint
- Become global DCX leader for customers

Identify opportunities for inorganic growth

- Proven track record of successful acquisitions
- Disciplined acquisition and integration processes
- Priorities: Water Treatment, Grid Solutions, Distribution

Franklin Electric is well positioned to drive long-term shareholder returns



Capital Allocation Performance & Priorities


Share
Repurchases
14%
CAPEX
27%
Dividends
17%
2007 – 2021
FCF Deployment
Acquisitions
42%

Priorities for Cash Deployment

1. Opportunistic approach to acquisitions with >**$700M** in deal capacity (a)
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 8% (2007 to 2021)
4. Opportunistic share repurchases

(a) At 12/31/21

Acquisitions are a critical engine for growth

Key Priorities	Outcomes
Product Line Extensions	More FELE-branded products in distribution
Geographic Expansion	New platforms and bolt-ons to extend reach

Criteria

- ✓ *Demonstrated ability to grow and drive incremental operating margins*
- ✓ *Focus on risk adjusted IRR and EPS accretion*
- ✓ *Historic cash flow multiples of 6 to 8 times*


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Financial Performance Summary

Franklin Electric

Franklin Electric



Financial Performance Summary

Consolidated Sales


$1,125
$1,298
$1,315
$1,247
$1,662
2017
2018
2019
2020
2021

EPS (Before Restructuring)


$1.92
$2.26
$2.07
$2.18
$3.26
2017
2018
2019
2020
2021

10%
NET REVENUE CAGR FY2017-2021

32%
FREE CASH FLOW[1] CAGR FY2017-2021

13.8%
ROIC[2] 2021

14%
EPS (BEFORE RESTRUCT.) CAGR FY2017-2021

[1]FCF = Cash Flow from Operations less net CAPEX
[2]ROIC based on after-tax calculation



Franklin Electric

Cash Generation & Returns

Net Income ($M)



$78
$106
$95
$101
$155
2017
2018
2019
2020
2021

Free Cash Flow ($M)[1]



$34
$107
$156
$189
$101
2017
2018
2019
2020
2021

Free Cash Flow Conversion



43%
101%
163%
187%
65%
2017
2018
2019
2020
2021 3

ROIC[2]



9.3%
12.2%
12.0%
12.6%
13.8%
2017
2018
2019
2020
2021

[1] FCF = Cash Flow from Operations less net CAPEX [2] ROIC net of cash based on after-tax calculation [3] Invested in Working Capital in 2021 to support strong growth

Franklin Electric



Organic Sales Growth [1]



Water
Fueling
Distribution
8.1%
15.0%
3.1%
-0.1%
3.5%
0.1%
-2.5%
-16.7%
12.5%
18.6%
17.1%
35.4%
27.1%
28.9%
26.0%
2018
2019
2020
2021
2022 YTD

[1] Distribution first measured in 2018. Excludes acquisitions for one year and impact of Foreign Currency translation.
*2020 Total Water organic sales excluding Pioneer dewatering equipment was +4.1%.
*2020 Total Fueling Systems organic sales excluding China sales was (8.5)%.


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

For More Information:

Jeff Taylor, VP – CFO, Franklin Electric Co. Inc.

jeffery.taylor@fele.com. 260-827-5520

Franklin Electric